SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Statutory Prospectus and Statement of Additional Information Dated April 22, 2013,

as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for Series M (Macro Opportunities Series) (the “Series”) and should be read in conjunction with the Prospectus and SAI.

The Board of Directors (the “Board”) of SBL Fund (the “Corporation”) recently approved certain changes to the Series’ investment program. In particular, the Board approved the establishment of a wholly-owned Cayman subsidiary (the “Subsidiary”) of the Series in connection with the Series’ investment strategy to invest in commodities and certain other investments. The Subsidiary will be organized as a Cayman limited company, and the Subsidiary will be managed by Guggenheim Partners Investment Management, LLC (the “Investment Manager”). The Series will invest in the Subsidiary in order to gain exposure to the commodities and other instruments in which the Subsidiary invests.

In addition to establishing the Subsidiary, the Board also approved a change in the Series’ classification from “diversified” to “non-diversified,” which requires approval of the Series’ shareholders. Because shares of the Series are not offered directly to the public but are primarily sold to insurance companies (“Insurance Companies”) and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (“insurance products”), the Corporation is soliciting voting instructions from insurance product owners invested in the Series. Therefore, shareholders (including the underlying insurance product owners) of the record on November 25, 2013 will receive information regarding this proposal and will be asked to vote on this proposal at a special meeting of shareholders to be held on January 8, 2014 and at any and all adjournments or postponements thereof.

Information regarding the proposal will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed. In the event that the shareholders of the Series do not approve the change in the Series’ classification from “diversified” to “non-diversified,” the Series may still invest in the Subsidiary, and the Series will invest in the Subsidiary and other investments consistent with being a “diversified” investment company.

The changes to the Series’ investment strategy and risks relating to the Subsidiary and, if approved by shareholders, the change in the Series’ classification to “non-diversified” are expected to become effective on or about January 28, 2014. These changes may expose the Series to new tax, legal and investment risks. Therefore, subject to approval by shareholders, it is anticipated that, effective on or about January 28, 2014, the Prospectus and SAI will be revised substantially as follows to discuss the Series’ investments in the Subsidiary and the change in the Series’ classification to “non-diversified”:

Prospectus

The following will be added to the end of the second paragraph of the section titled “Principal Investment Strategies” on page 7 of the Prospectus:

The Series may gain exposure to such commodity instruments by investing a portion of the Series’ total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Series must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The following risk disclosures are added under the section titled “Principal Risks” beginning on page 7 of the Prospectus:

Investment in the Subsidiary Risk – The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Series because the Subsidiary is not registered under the 1940 Act. The Series is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Series also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Series and the Subsidiary, respectively, are organized, could result in the inability of the Series and/or the Subsidiary to operate as intended and could negatively affect the Series and its shareholders.

Non-Diversification Risk – The Series is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Series is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

The disclosure titled “Tax Risk” in the section titled “Principal Risks” beginning on page 7 of the Prospectus will be replaced in its entirety as set forth below:

Tax Risk – The Series will seek to gain exposure to the global commodities markets by investing in the Subsidiary. The character, timing, or amount that the Series will pay in taxes may be affected by the Series’ investment in the Subsidiary. Future legislation, Treasury regulations and/or guidance issued by the IRS may also affect whether income derived from the Series’ investments in the Subsidiary is considered qualifying income.

The following subsection is added at the end of the section titled “Additional Information Regarding Investment Objectives and Strategies” on page 11 of the Prospectus:

Investment in the Subsidiary. Series M (Macro Opportunities Series)’s investment in the Subsidiary is expected to provide the Series with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Series or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus. The Investment Manager will consider whether it is more advantageous for the Series to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Series’ investment in the Subsidiary may vary based on the Investment Manager’s use of different commodity-linked financial instruments.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the requirements that are applicable to the Series’ transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Series. The Subsidiary is managed by the Investment Manager and the Subsidiary is overseen by its own board of directors. However, because the Series is the sole shareholder in the Subsidiary, the Series’ Board has direct oversight over the Series’ investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities. For more information about the operation and management of the Subsidiary, please see the relevant sections in the SAI.

The subsection titled “Commodities Risk” under the section titled “Descriptions of Principal Risks” beginning on page 11 of the Prospectus is replaced in its entirety with the following:

Commodities Risk – The commodities industries can be significantly affected by: the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions. These risks may be incurred indirectly through the Subsidiary.

The following subsections are added under the section titled “Descriptions of Principal Risks” beginning on page 11 of the Prospectus:

Investment in the Subsidiary Risk – Series M (Macro Opportunities Series) may invest in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Series may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Series’ Board has oversight responsibility for the investment activities of the Series, including its investment in the Subsidiary. The Series is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. If the laws of the United States or the Cayman Islands were to change, it could result in the Series, the Subsidiary, or both, becoming unable to operate as intended, which could result in losses to the Series.

Non-Diversification Risk – A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a change in the market value of a single security may have a greater impact on a Series’ net asset value and total return. A non-diversified Series is expected to be more volatile than a diversified Series.

The subsection titled “Tax Risk” under the section titled “Descriptions of Principal Risks” beginning on page 11 of the Prospectus is replaced in its entirety with the following:

Tax Risk Relating to Investment in the Subsidiary – As described above, Series M (Macro Opportunities Series) may invest in the Subsidiary in order to gain exposure to the commodities markets. In order to qualify for favorable tax treatment as a RIC, the Series must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Internal Revenue Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. Based on the principles underlying such rulings, the Series may seek to gain exposure to the commodity markets through the Subsidiary. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal discussion. The Series has not received such a PLR, and is not able to rely on private letter rulings issued to other taxpayers.

The IRS may ultimately conclude and assert that income and gains from the Subsidiary will not be considered qualifying income for purposes of determining whether the Series remains qualified as a RIC for U.S. federal income tax purposes. Furthermore, the tax treatment of investments in commodities through subsidiaries may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Series’ taxable income or any gains and distributions made by the Series. If the Series does not meet the qualifying income test, it may be able to cure such a failure. However, if the Series attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Series and its shareholders.

The following is added to the end of the section titled “Investment Manager” beginning on page 20 of the Prospectus:

Pursuant to a separate investment management agreement between the Investment Manager and the Subsidiary, the Subsidiary pays the Investment Manager a management fee at the same rate that Series M (Macro Opportunities Series) pays the Investment Manager for services provided to the Series. The Investment Manager and the Series, have entered into a separate fee waiver agreement pursuant to which the Investment Manager has contractually agreed to waive the management fee it receives from the Series in any amount equal to the management fee paid to the Investment Manager by the Series’ Subsidiary. As long as the Series wholly-owns the Subsidiary and invests a portion of its assets with the Subsidiary, this undertaking will continue. Please see “Management of the Subsidiary,” below, for more details.

The following subsection is added at the end of the section titled “Investment Manager” beginning on page 20 of the Prospectus:

Management of the Subsidiary – The Investment Manager is responsible for the investments and the administration of the Subsidiary, pursuant to a separate investment management agreement. The Investment Manager provides to the Subsidiary substantially the same type of management, under similar terms, as it provides to Series M (Macro Opportunities Series). The contracts for the provision of custody, transfer agency, administration, and audit services for the Subsidiary are with the same service providers that provide such services to Series M (Macro Opportunities Series).

The rate of the management fee paid directly or indirectly by Series M (Macro Opportunities Series) is calculated by aggregating the fees paid directly or indirectly by the Series and its Subsidiary. The Subsidiary will pay the fees and expenses for the custody, transfer agency, administration, audit services and custodial expenses that it receives and that are not duplicative of services provided to Series M (Macro Opportunities Series).

The following is added as the second to last paragraph under the section titled “Determination of Net Asset Value” beginning on page 26 of the Prospectus:

Series M (Macro Opportunities Series) may invest a portion of its total assets in shares of the Subsidiary. Every business day, the Subsidiary will offer to redeem all or a portion of its shares at the current NAV.

The value of the Subsidiary’s investments will affect the value of the Subsidiary’s shares. The Subsidiary prices its investments by the same valuation method described above.

SAI

The following paragraph is added to the end of the subsection titled “Series M (Macro Opportunities Series)” under the section titled “Additional Investment Policies of the Series” beginning on page 3 of the SAI:

The Series may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Unlike the Series, the Subsidiary is able to invest without limitation, unless otherwise stated in the Prospectus and this SAI, in commodity-linked securities and derivative instruments. As a result, the Series is indirectly exposed to the risks of the investments of the Subsidiary. See below for a more detailed discussion of the Series’ Subsidiary. The compliance policies and procedures of the Subsidiary are substantially similar to the policies and procedures adopted by the Series.

The following subsection is added to the section titled “Investment Policies and Management Practices” beginning on page 4 of the SAI:

Investment in the Subsidiary – Series M (Macro Opportunities Series) may invest a portion of its total assets in the Subsidiary. The Subsidiary may invest in commodity and financial futures, option, and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions or investments that create tax concerns if held directly by the Series. The Subsidiary is not registered under the 1940 Act, but is subject to certain of the investor protections of the 1940 Act, as noted in this SAI. As a result, Series M (Macro Opportunities Series), as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Series’ Board has oversight responsibility for the investment activities of the Series, including its investment in the Subsidiary. Unless otherwise stated in the Prospectus or SAI, the Investment Manager will be subject to the same fundamental policies, investment restrictions, compliance policies and procedures when investing through the Subsidiary, as investing through the Series. Changes in U.S. laws (where the Series is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the Series and/or the Subsidiary from operating as described in the Series’ Prospectus and this SAI and could negatively affect the Series and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Series would likely decrease.

The following subsection is added to the end of the section titled “Distributions and Federal Income Tax Considerations” beginning on page 61 of the SAI:

Series M (Macro Opportunities Series). As described in the Prospectus, Series M (Macro Opportunities Series) may gain exposure to the commodity markets through investments in the Subsidiary, a wholly-owned subsidiary established under the laws of the Cayman Islands. The IRS has historically issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in a subsidiary that makes investments in commodity-linked instruments is qualifying income for a regulated investment company. However, the Series has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Based on the principles underlying such prior rulings and historic practice, the Series may seek to gain exposure to the commodity markets primarily through investments in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position with respect to such investments. Future legislation, Treasury regulations or IRS guidance could adversely affect the ability of the Series to operate as described in its Prospectus and this SAI.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Series will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Series will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Series’ recognition of the Subsidiary’s “subpart F income” will increase the Series’ tax basis in the Subsidiary. Distributions by the Subsidiary to the Series will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Series’ tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Series, and such loss cannot be carried forward to offset taxable income of the Series or the Subsidiary in future periods.

Please Retain This Supplement for Future Reference

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